EXHIBIT 10.320

=========================================================================

                  CONSTRUCTION SUPERVISORY AGREEMENT

                     dated as of February 1, 2000

                                 among

                        BTM Capital Corporation
                               as Owner

                         RBF Exploration Co.,

                                  and

                       RBF Exploration II, Inc.,
                      as Construction Supervisor

=========================================================================

               CONSTRUCTION SUPERVISORY AGREEMENT

     This CONSTRUCTION SUPERVISORY AGREEMENT, dated as of February 1, 2000 (as amended, supplemented or otherwise modified from time to time, this "Agreement") among BTM Capital Corporation, a Delaware corporation, as owner ("Owner"), RBF Exploration Co., a Nevada corporation ("RBFE") and RBF EXPLORATION II INC., a Nevada corporation, as construction supervisor ("Construction Supervisor").

                     PRELIMINARY STATEMENT

     A. RBFE contemporaneously with the execution hereof entered into that certain Equipment Sale and Funding Agreement of even date herewith (the "Sale and Funding Agreement") pursuant to which RBFE conveyed certain property and equipment to the Owner and entered into the Novation Agreement of even date herewith, by and between RBFE, Hyundai Heavy Industries Co., Ltd. and Hyundai Corporation (each, a "Builder"), and the Owner (as amended, supplemented or otherwise modified from time to time with the consent of the Owner, Construction Supervisor, Indenture Trustee and the Surety, the "Construction Contract") with respect to the construction of a semi-submersible drilling vessel as described in the specifications to the Construction Contract (the "Drilling Rig").

     B. RBFE and Shell Deepwater Development, Inc. ("SDDI"), have entered into that certain Offshore Daywork Drilling Contract, with an effective date of August 12, 1998 (as amended, supplemented or otherwise modified from time to time with the consent of Construction Supervisor, Indenture Trustee and the Surety, the "SDDI Contract").

     C. Pursuant to the Sale and Funding Agreement, RBFE has agreed, among other things, to make loans to the Owner to fund various funding obligations under this Agreement and in relation thereto to the supply of certain equipment specified in the Sale and Funding Agreement.

     D. As RBFE or one of its affiliates is and will be a party to the SDDI Contract, performance of which will require the use of the Drilling Rig, RBFE and the Owner contemplate that on or before the Commencement Date they will enter into arrangements with respect to the Drilling Rig to ensure that RBFE or one of its affiliates can perform the SDDI Contract in its existing, amended or novated form in accordance with its terms.

     E. RBFE and the Construction Supervisor are parties to a certain Construction Supervisory Agreement, with effective date of August 12, 1999 (the "Original CSA") which is to be replaced by this Agreement;

     F. Subject to the terms and conditions hereof, as required by the Sale and Funding Agreement, Owner desires to appoint Construction Supervisor as Owner's sole and exclusive agent to supervise the design and construction of the Drilling Rig in accordance with the Construction Contract, the acquisition and assembly of the equipment to be used thereon, and the delivery of the Drilling Rig to SDDI in accordance with the SDDI Contract, and Construction Supervisor desires to accept such appointment.

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

                           ARTICLE I

                          DEFINITIONS

     SECTION 1.1. Defined Terms. Capitalized terms used but not otherwise defined in this Agreement have the meanings set forth below:

     "Advance Payment Refund Amount" - at any time, the aggregate of all payments, advances or reimbursements theretofore made by or on behalf of the Owner or Indenture Trustee on account of the Cost of the Project to the Builders, any vendor of Owner's Supplies or any other equipment, Construction Supervisor or any other person, under the Construction Contract or any other contract or agreement with respect to the provision of any goods or services or for other purposes relating to the Project, including, without limitation, amounts advanced or incurred pursuant to Section 6.3 hereof, as set forth in a certificate of RBFE on behalf of the Owner (or the Indenture Trustee as Owner's assignee), which certificate shall be conclusive and binding upon Construction Supervisor.

     "Affiliate" - has the meaning set forth in the Trust Indenture.

     "Anticipated Delivery Date" - May 1, 2000.

     "Business  Day"  -  has  the  meaning  set  forth  in  the  Trust
Indenture.

     "Certificate of Requisition" - as defined in Section 3.2.

     "Collection Account" - as defined in Section 4.1.

     "Commencement Date" - the date and hour that the last of the following conditions has been satisfied: (i) the full crew is aboard,
(ii) the Drilling Rig has cleared customs and other formalities as contemplated by the SDDI Contract, (iii) SDDI has inspected and accepted the Drilling Rig and the personnel to perform the Work, (iv) the Drilling Rig and the full crew are in all respects ready to commence and sustain continued drilling operations at the rated specifications of Appendix A to the SDDI Contract during the term of the SDDI Contract, and (v) the Drilling Rig has departed a mutually agreed (by RBFE on behalf of the Owner and SDDI) U.S. Gulf of Mexico port or location after loading SDDI's drilling equipment and materials and is en route to SDDI's first drilling or well location under the SDDI Contract (or would have departed in the event of SDDI's failure to designate such location in a timely manner). Notwithstanding the foregoing, however, SDDI may require or allow the Drilling Rig to commence work at an earlier date in which case such earlier date shall be the Commencement Date and any of the above requirements for the Commencement Date which have not been met shall be deemed waived.

     "Complete" or "Completion" - with respect to the Project, means that (i) the Drilling Rig (a) has been completed and delivered to Owner under the Construction Contract substantially in accordance with the Specifications, (b) has been completed and equipped in all material respects in accordance with the requirements of SDDI Contract and the specifications set forth therein and is fully capable of performing the Work in accordance with the requirements and specifications of the SDDI Contract, (c) has been delivered to and unconditionally accepted by SDDI under the SDDI Contract without waiver of any material requirement of the SDDI Contract without the consent of Indenture Trustee, and (d) is free and clear of liens except as permitted by the Project Documents, and (ii) the Commencement Date has occurred.

     "Cost of the Project" - the total cost of design, construction, equipping, testing and delivering the Drilling Rig including all costs of any nature whatsoever relating thereto and causing acceptance of the Drilling Rig by SDDI under and in accordance with the SDDI Contract.

     "Default" - any event or circumstance which with the giving of notice, passage of time or both would constitute an Event of Default.

     "Environmental Laws" - any and all Governmental Requirements pertaining to health, safety or the environment or the regulation of hazardous substances or pollutants in effect in any and all jurisdictions in which RBFE or the Owner is conducting or at any time has conducted business, or where any Property of Owner is located, including without limitation, the Oil Pollution Act of 1990 ("OPA"), the Clean Air Act, as amended, the Comprehensive Environmental, Response, Compensation, and Liability Act of 1980 ("CERCLA"), as amended, the Federal Water Pollution Control Act, as amended, the Occupational Safety and Health Act of 1970, as amended, the Resource Conservation and Recovery Act of 1976 ("RCRA"), as amended, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Hazardous Materials Transportation Act, as amended, and any other international, federal, local or state environmental conservation or protection laws. The terms "oil" and "discharge" shall have the meanings specified in OPA, the terms "hazardous substance" and "release" (or "threatened release") have the meanings specified in CERCLA, except that "hazardous substance" shall also include petroleum and any fraction thereof, and the terms "solid waste" and "disposal" (or "disposed") have the meanings specified in RCRA; provided, however, that (i) in the event either OPA, CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and (ii) to the extent the laws of the state in which any Property of the Owner is located establish a meaning for "oil," "discharge," "hazardous substance," "release," "solid waste" or disposal" which is broader than that specified in either OPA, CERCLA or RCRA, such broader meaning shall apply.

     "Event of Default" - as defined in Section 6.1.

     "Excess Costs" - the full amount of the Cost of the Project in excess of $315,000,000.

     "Governmental Authority" - the country, the state, county, city and political subdivisions in which any Person or such Person's Property is located or which exercises jurisdiction over any such Person or such Person's Property, and any court, agency department, commission, board, body, bureau of instrumentality of any of them including monetary authorities which exercises jurisdiction over any such Person or such Person's Property. Unless otherwise specified, all references to Governmental Authority herein shall mean a Governmental Authority having jurisdiction over RBFE or any of its Property or the Drilling Rig.

     "Governmental Requirements" - any law, statute, code, ordinance, order, determination, rule, regulation, publication, judgment, decree, injunction, franchise, permit, registration, consent, approval, certificate, license, authorization or other directive or requirement (whether or not having the force of law), including, without limitation, Environmental Laws, energy regulations and occupational, safety and health standards or controls, of any Governmental Authority.

     "Indemnified Parties" - Owner, RBFE, Indenture Trustee and any other holder of any mortgage or security interest in the Drilling Rig, any party providing financing to RBFE or Owner in connection with the Project (including, without limitation, each Note Holder and all Credit Support Parties, as defined in the Trust Indenture), the Surety, any Affiliate of any of the foregoing and their respective directors, officers, shareholders, partners, employees, attorneys, agents and licensees and the successors and assigns of any of the foregoing (individually an "Indemnified Party").

     "Indenture Trustee" - the trustee under the Trust Indenture.

     "Initial Acceptance" - with respect to the Drilling Rig, means that (i) the Drilling Rig has been completed in accordance with the Specifications and tendered to Owner under the Construction Contract,
(ii) all trials contemplated by the Construction Contract have been completed, and (iii) RBFE has accepted the Drilling Rig on behalf of the Owner under the Construction Contract.

     "Initial Acceptance Date" - June 28, 2000.

     "Liquidated Damages" - liquidated damages in the amount of $65,767,852, which amount shall be payable in addition to, and not to the exclusion of, the Advance Payment Refund Amount as set forth in this Agreement.

     "Note Holder" - has the meaning set forth in the Trust Indenture.

     "Outside Date" - September 30, 2000 (unless the Indenture Trustee is deemed to have consented to an extension of the Outside Date as provided in the penultimate "Provided, However" paragraph of the Performance Bond in which event the Outside Date shall be extended accordingly).

     "Owner Lien" - has the meaning set forth in the Trust Indenture.

     "Owner's Supplies" - all of the items to be furnished by Owner for the Drilling Rig as specified in the Specifications.

     "Performance Bond" - as defined in Section 2.6.

     "Person" - an individual, partnership, corporation, limited liability company, trust, unincorporated association or organization, government, governmental agency or governmental subdivision.

     "Project" - the design, construction, equipping and testing of the Drilling Rig and causing its delivery to and acceptance by SDDI, all as contemplated by and in accordance with this Agreement, the Construction Contract and the SDDI Contract.

     "Property" - any interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible.

     "Project  Documents" - has the meaning set  forth  in  the  Trust
Indenture.

     "Specifications" - the specifications and other information set forth in Exhibits 1 through 4, inclusive, of the Construction Contract, as the same may be modified from time to time in accordance with the terms of the Construction Contract and with the consent of Construction Supervisor, Indenture Trustee and the Surety.

     "Supplemental Indenture" - has the meaning set out in the definition of Trust Indenture below.

     "Surety" - collectively, the providers of the Performance Bond.

     "Termination Date" - as defined in Section 4.2.

     "Trust Indenture" - the Trust Indenture and Security Agreement dated as of August 12, 1999, between RBF Exploration Co. and Chase Bank of Texas, National Association, as amended by the Supplemental Indenture and Amendment dated February 1, 2000 (the "Supplemental Indenture") and as from time to time further amended, supplemented or modified.

     "Work"   -   the  drilling,  deepening,  sidetracking,  workover,
testing, completing and/or plugging and abandonment operations required by SDDI on SDDI's well(s) or wells for others as designated by SDDI, together with ancillary services such as soil survey boring, environmental data collection, fishing and retrieval (both down-hole and on the sea floor), other services and subsea activities required by SDDI for which the Drilling Rig is fit, and the moving of the Drilling Rig between locations.

                           ARTICLE II

                             AGENCY

     SECTION 2.1. Appointment of Construction Supervisor. (a) Pursuant to and subject to the terms and conditions set forth herein, Owner hereby irrevocably designates and appoints Construction Supervisor as its exclusive agent to design, construct, acquire, equip and test the Drilling Rig in accordance with the terms, conditions and requirements of the Construction Contract and the SDDI Contract and to deliver the Drilling Rig to, and cause acceptance of the Drilling Rig by, SDDI in accordance with the requirements of the SDDI Contract. In connection with the foregoing, Owner expressly authorizes Construction Supervisor, or any agent or contractor of Construction Supervisor, and the Construction Supervisor agrees, to take all action necessary or desirable for the performance and satisfaction of all of Construction Supervisor's obligations hereunder.

     (b) Subject to the terms and conditions of this Agreement, Construction Supervisor shall have sole management and control over the construction means, methods, sequences and procedures with respect to the construction, maintenance and equipping of the Drilling Rig. Upon delivery of the Drilling Rig pursuant to the Construction Contract, the Construction Supervisor shall have full and exclusive custody, possession, control and command of the Drilling Rig for performance of this Agreement.

     (c) Construction Supervisor shall undertake to the Owner and to RBFE to perform the Project in accordance with the provisions of this Agreement including, without limitation, the provisions of Section 2.5, and, subject to the provisions hereof, shall pay for the Cost of the Project. Construction Supervisor shall make all commercially reasonable efforts to cause the Project to be Complete on or before the Anticipated Delivery Date and shall, in any event, cause the Project to be Complete on or before the Outside Date. Construction Supervisor shall pay for the Cost of the Project using (i) the proceeds of advances under Article III hereof and (ii) its own funds to the extent of all Excess Costs. Construction Supervisor shall be solely responsible for payment of all Excess Costs. If, for any reason, the proceeds of advances under Article III hereof are insufficient to pay the entire Cost of the Project, Construction Supervisor shall, nonetheless, be bound and required to fulfill its obligations hereunder and pay the entire Cost of the Project, and, under no circumstances, shall the insufficiency of the funds available to Construction Supervisor reduce or release Construction Supervisor from any of its obligations hereunder.

     SECTION   2.2.     Acceptance.  Construction  Supervisor   hereby
unconditionally and irrevocably accepts the designation and appointment as Owner's agent in accordance with the terms hereof. In connection herewith, the Owner will only act as directed by RBFE and any and all direction to the Construction Supervisor by the Owner hereunder shall be through RBFE.

     SECTION 2.3. Termination of Authority. Construction Supervisor's authority under this Agreement shall terminate on the earlier to occur of (i) Completion of the Project in accordance with the terms and conditions of this Agreement and satisfaction of the other terms and provisions hereof, or (ii) termination by Owner (with the consent of RBFE) pursuant to Article VI hereof.

     SECTION 2.4. Sub-Contracts and Delegation. Construction Supervisor may execute any of its duties under this Agreement by or through agents, contractors, employees or attorneys-in-fact, and Construction Supervisor shall enter into such agreements in addition to the Construction Contract that Construction Supervisor deems necessary or desirable in connection with the Project and performance of all of its other duties hereunder. No such delegation shall limit or reduce in any way Construction Supervisor's duties and obligations under this Agreement, and Construction Supervisor shall be and remain fully liable and responsible therefor.

     SECTION 2.5 Covenants of the Construction Supervisor. In addition to, and without limitation of, the Construction Supervisor's covenants elsewhere herein, the Construction Supervisor hereby covenants and agrees that it will, at its own expense with no claim for reimbursement thereof against Owner:

     (a) monitor, supervise and approve in all respects the design, construction, equipping and testing of the Drilling Rig and the procurement, delivery and installation of all parts, materials, equipment and supplies to be installed and/or otherwise used thereon, including, without limitation, all Owner's Supplies (as defined in the Construction Contract), all in accordance with the provisions of the Construction Contract and the SDDI Contract and in connection therewith to exercise all rights and perform all obligations of Owner under the Construction Contract and the contractor under the SDDI Contract in such manner to ensure that the Drilling Rig will be so constructed, completed, delivered and accepted;

     (b) approve or disapprove in a timely manner all plans and drawings as Construction Supervisor shall deem to be in the best interests of RBFE and the Owner and to comply with the SDDI Contract;

     (c) attend tests and trials of the Drilling Rig and all major items of Owner's Supplies;

     (d) comply with all obligations of the "Owner" (as defined in the Construction Contract) under the Construction Contract in order to maintain the Construction Contract in full force and effect so as to preserve fully the rights of the "Owner" thereunder;

     (e)    agree  to  any amendment, modification or change  in   the
Construction Contract, the Specifications, Owner's Supplies and the plans and specifications, as Construction Supervisor deems in its sole discretion to be necessary for the completion of the Drilling Rig as necessary for complete performance of the Project; provided, that (i) no such amendment or modification shall result in a delay of Completion beyond the Outside Date, (ii) the aggregate effect of any amendment or modification, when taken together with any previous or contemporaneous amendments or modifications, will not have a material adverse effect on the soundness, structural integrity, classification, value, utility, operation or useful life of the Drilling Rig and (iii) no such amendment or modification shall increase Owner's liability thereunder;

     (f) appoint in the name of Owner any and all arbitrators required or permitted to be appointed by Owner under the Construction Contract and conduct any and all arbitrations required or permitted to be conducted under or pursuant to the Construction Contract in connection with any disputes arising thereunder;

     (g) take all such other actions with respect to the Drilling Rig or Construction Contract as Construction Supervisor shall deem to be in the best interests of RBFE and the Owner;

     (h)    identify  and  assist  with  the  acquisition  of  Owner's
Supplies  in  accordance  with  the  terms  and  conditions   of   the
Construction Contract and the SDDI Contract;

     (i) perform all engineering work and all design and supervisory functions relating to the Project;

     (j) negotiate and enter into all contracts or arrangements to procure Owner's Supplies and services necessary to construct the Drilling Rig on such terms and conditions as are customary and reasonable in light of local standards and practices and prudent industry practices;

     (k) comply with and obtain all necessary licenses, permits, authorizations and other rights (including, without limitation, the issuance of a certificate of classification of the Drilling Rig by the American Bureau of Shipping as a A1 M, "Column Stabilized Drilling Unit", a CDS, P, a PAS, and accompanied by a statement of fact from ABS for UK/Den/HSE compliance and Drilling System Compliance) required under all applicable laws, rules and regulations from all governmental authorities in connection with the development and construction of the Drilling Rig in accordance with the Construction Contract and the transportation thereof to the appropriate port in the U.S. Gulf of Mexico and to otherwise comply with such laws, rules and regulations;

     (l) maintain all books and records with respect to the construction, transportation and delivery of the Drilling Rig;

     (m) maintain the Drilling Rig in good first class condition and working order and move the Drilling Rig to the appropriate port or other location in the U.S. Gulf of Mexico and to cause the Drilling Rig to be delivered to and accepted by SDDI and the Commencement Date to occur under the SDDI Contract;

     (n) cause construction of the Drilling Rig to be pursued diligently and without undue interruption in accordance with the Construction Contract and in compliance with all Governmental Requirements;

     (o) make all commercially reasonable efforts to cause the Project to be Complete on or before the Anticipated Delivery Date and shall, in any event, cause the Project to be Complete no later than the Outside Date;

     (p) enforce all of the obligations of the Builders under the Construction Contract;

     (q) (i) until delivery of the Drilling Rig to Owner under the Construction Contract, maintain insurance on Owner's Supplies in accordance with the requirements of the Construction Contract and the Trust Indenture, and (ii) from and after delivery of the Drilling Rig to Owner under the Construction Contract and through the date of Completion, maintain or cause to be maintained insurance on the Drilling Rig at all times in accordance with the requirements set forth on Schedule A hereto;

     (r) immediately upon acceptance of the Drilling Rig by Owner under the Construction Contract, cause the Drilling Rig to be (i) documented and registered in the name of Owner under the laws of the Republic of Panama with no other filing, recordation or registration of any other document or instrument necessary in order to establish Owner's good and valid title thereto and (ii) covered by a mortgage in favor of the Indenture Trustee which shall have been duly filed with the Public Registry Office of the Republic of Panama and be a first preferred ship mortgage under the laws of the Republic of Panama effective as against creditors of and purchasers from Owner;

     (s) provide all personnel required in order to perform Construction Supervisor's obligations hereunder, including, without limitation, those personnel necessary to move the Drilling Rig to a port in the U.S. Gulf of Mexico, deliver the Drilling Rig to SDDI and cause acceptance of the Drilling Rig by SDDI in accordance with the SDDI Contract, such personnel to have the qualifications necessary to comply with Construction Supervisor's obligations hereunder and any qualifications imposed by applicable law, rules and regulations, and such personnel to be made available at such locations and in such numbers as may be required in order to comply with the foregoing;

     (t) provide such administrative, engineering and other technical support services as may be needed by the personnel provided pursuant to the foregoing item (s) in order for Construction Supervisor to perform its obligations hereunder, including, without limitation, accounting, data processing, legal, tax, project management, contract administration, transportation, communications, payroll, purchasing, shipping and personnel administration services;

     (u) provide such equipment, materials, spare parts, supplies and related property as the personnel provided pursuant to the foregoing item (s) and the personnel providing the services described in the foregoing item (t) may require in order for Construction Supervisor to perform its obligations hereunder, such equipment, materials, spare parts, supplies and related property to be provided as such locations and in such quantities as may be required to such performance;

     (v) perform all covenants and obligations of the Mortgagor under the First Naval Mortgage delivered pursuant to clause (r) above; and

     (w) to the extent any of the foregoing requires the execution of any documents by the Owner or that the Owner take any action, the Construction Supervisor will timely so advise the Owner and prepare any such documents for the Owner's signature.

     (x) perform or cause to be performed, at its sole cost and expense, all obligations of the Issuer pursuant to Section
           7.01 of the Supplemental Indenture.

     (y) perform or cause to be performed, at its sole cost and expense, all actions necessary to effect a sale of the Drilling Rig pursuant to the provisions of clause 9 of the Sale and Funding Agreement.

     SECTION 2.6. Performance Bond. Construction Supervisor shall obtain and maintain at its sole cost and expense in full force and effect at all times a performance bond in the form attached hereto as Exhibit A, naming Owner, and Indenture Trustee and their respective successors and assigns as dual obligees (such bond, the "Performance Bond").

     SECTION 2.7. Casualty and Construction Period Event of Loss. If at any time before Completion of the Project there occurs any loss or damage to the Drilling Rig from fire or other casualty, Construction Supervisor shall promptly cause such loss or damage to be repaired and the Project to be completed in accordance with the terms hereof and all appropriate insurance claims to be made in respect thereof, so as to cause the Commencement Date to occur on or before the Outside Date. Construction Supervisor shall notify Owner and RBFE on behalf of the Owner of any such loss or damage that Construction Supervisor reasonably believes will cost more than $1,000,000 to repair or which gives rise to a claim of more than $1,000,000 under the insurance policies then in effect with respect to the Drilling Rig. The Construction Supervisor will take actions and directions with respect to any such loss or damage and/or insurance coverage as directed by RBFE and give prompt notice thereof to the Owner.

                          ARTICLE III

                 FUNDING OF CONSTRUCTION COSTS

     SECTION 3.1. Funding of Construction Costs. Subject to the terms and conditions of this Agreement, RBFE agrees to make loans to the Owner pursuant to the Sale and Funding Agreement sufficient to pay or reimburse or cause to be paid and reimbursed Construction Supervisor for the Cost of the Project up to a maximum of $315,000,000.
     SECTION 3.2. Requisitions and Payments. (a) Subject to the terms and conditions hereof and so long as there is no Default or Event of Default continuing hereunder, RBFE on behalf of the Owner pursuant to the Sale and Funding Agreement shall make or cause to be made payments to Construction Supervisor or its order upon Construction Supervisor's written request from time to time no more frequently than monthly on account of the Cost of the Project. Each such payment shall be made upon Construction Supervisor's delivery of a requisition in the form attached to the Trust Indenture as Annex H ("Certificate of Requisition"), copies of which shall be provided to Indenture Trustee and the Surety upon submission to RBFE on behalf of the Owner. All payments will be made directly to the Builders, other vendors of Owner's Supplies or other equipment or to any other party on account of the Cost of the Project or as reimbursement to Construction Supervisor only upon receipt of proper evidence that Construction Supervisor has paid any such amount to Builders, such other vendor or such other party.

     (b) The aggregate of all payments by or on behalf of the Owner made under this Agreement on account of the Cost of the Project shall not exceed $315,000,000, and Construction Supervisor shall be solely responsible for all Excess Costs.

     (c) Nothing in this Article III or elsewhere in this Agreement shall have the effect of limiting Construction Supervisor's obligations hereunder or making such obligations conditional on the availability of funds from Owner or RBFE. Construction Supervisor's obligations hereunder with respect to the performance of the Project and the payment therefor are absolute and unconditional, and Construction Supervisor shall pay and perform its obligations hereunder notwithstanding any breach or default by RBFE or the Owner hereunder or any other circumstance whatsoever.

     (d) Notwithstanding anything herein to the contrary, it is understood and agreed that the Owner does not and shall not have any funding or other obligations under this Agreement and no recourse shall be had against the Owner or its assets for performance hereof except as provided in Article 6 of the Supplemental Indenture. This clause, however, shall not limit the obligation of the Owner set forth in Section 8.8 of this Agreement.

                           ARTICLE IV

           EXTRAORDINARY PAYMENTS; CONDITIONAL DEMAND

     SECTION 4.1. Certain Periodic Payments. In the event that Completion of the Project does not occur on or before the Anticipated Delivery Date, then Construction Supervisor shall thereafter make periodic payments to the Collection Account established pursuant to the Trust Indenture which currently is account #55-03-001-2074900 at Chase Bank of Texas, N.A. (the "Collection Account") in the amount of $150,000 for each day from and after the Anticipated Delivery Date through the date specified in the following sentence to compensate the parties for losses incurred in connection with such late delivery. Construction Supervisor shall make such payments through the earliest to occur of (i) the date of Completion, (ii) the Termination Date (as defined in Section 4.2 if the rescission or termination contemplated by Section 4.2 has occurred), and (iii) the date of payment in full of the amounts required by Section 6.1 following a demand therefor by reason of an Event of Default. Such payments shall be made from time to time on demand by the Indenture Trustee, RBFE or the Owner and in any event all such accrued and unpaid payments shall be made not less than monthly on the last day of each month (or the next succeeding Business Day, if such day is not a Business Day).

     SECTION 4.2. Lump Sum Payment. In the event that (i) Owner (or Construction Supervisor on behalf of Owner) rescinds the Construction Contract pursuant to Article X thereof, or (ii) SDDI terminates the SDDI Contract pursuant to section 2.2.1.2 thereof, then in either case Construction Supervisor shall on the earliest to occur of (a) the Outside Date, (b) within six months following the effective date of the earlier to occur of such rescission or termination (the earlier to occur of the date of such rescission or termination, the "Termination Date"), or (c) if the conditional demand contemplated by
Section 4.3(a) has been made, the date on which payment would be due pursuant to such demand, pay to the Collection Account the Advance Payment Refund Amount together with the Liquidated Damages, for losses incurred as a result of such rescission or termination. Construction Supervisor shall also make periodic payments to the Collection Account on demand in the amount of $150,000 for each day from and after the Termination Date through the date of payment by Construction Supervisor of the Advance Payment Refund Amount plus Liquidated Damages, to compensate the parties for losses incurred in connection with delay in such payment. Such payments shall be made from time to time on demand by the Indenture Trustee, RBFE or the Owner and in any event all such accrued and unpaid payments shall be made not less than monthly on the last Business Day of each month.

     SECTION 4.3. Conditional Demands. (a) In the event that Initial Acceptance of the Drilling Rig does not occur on or before the Anticipated Delivery Date and the rescission or termination contemplated by Section 4.2 has not occurred, then the Indenture Trustee, RBFE or RBFE on behalf of the Owner may make demand on Construction Supervisor for payment of the amount required by Section
6.1. Such demand shall be upon the condition that if Initial Acceptance of the Drilling Rig does occur on or before the Initial Acceptance Date, then such demand is void. If Initial Acceptance of the Drilling Rig does not occur on or before the Initial Acceptance Date, then Construction Supervisor shall pay in full the amounts required by Section 6.1 on or before the date specified in such demand which date shall be no earlier than the later to occur of (i) Initial Acceptance Date, or (ii) 50 days after the making of the demand contemplated by this Section 4.3(a). The Indenture Trustee or RBFE may provide a copy of the notice of such demand to the Surety.

     (b) In the event that Completion of the Project does not occur on or before July 31, 2000 and the rescission or termination contemplated by Section 4.2 has not occurred, then the Indenture Trustee, RBFE, or the Owner may make demand on Construction Supervisor for payment of the amount required by Section 6.1. Such demand shall be upon the condition that if Completion of the Project does occur on or before the Outside Date, then such demand is void. If the
Completion  of  the  Project does not occur on or before  the  Outside
Date, then Construction Supervisor shall pay in full the amounts required by Section 6.1 on or before the date specified in such demand which date shall be no earlier than the later to occur of (i) the Outside Date, or (ii) 50 days after the making of the demand contemplated by this Section 4.3(b). The Indenture Trustee or RBFE may provide a copy of the notice of such demand to the Surety.

                           ARTICLE V

                 REPRESENTATION AND WARRANTIES

     Construction Supervisor represents and warrants to Owner and RBFE as follows:

     SECTION 5.1 Organization and Power. Construction Supervisor (i) is a corporation duly formed, validly existing and in good standing under the laws of the State of Nevada and is duly qualified as a foreign corporation and in good standing in all jurisdictions in which such qualification is required in order for Construction Supervisor to carry on its business as now conducted; and (ii) has the full corporate power, authority and legal right to carry on its business as now conducted and to execute, deliver and perform this Agreement.

     SECTION 5.2 No Violation. Neither the execution, delivery or performance by Construction Supervisor of this Agreement nor compliance herewith (i) conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default under (A) any law in effect as of the date hereof binding upon Construction Supervisor or the Drilling Rig or (B) any order, writ, injunction or decree of any court or other governmental authority binding upon Construction Supervisor or the Drilling Rig, or (ii)
results or will result in the creation or imposition of any lien, charge or encumbrance upon its property pursuant to such agreement or instrument. Neither the execution, delivery or performance by the Construction Supervisor of this Agreement nor compliance by Construction Supervisor herewith conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default under (i) the certificate of incorporation or by-laws of Construction Supervisor or (ii) any agreement or instrument to which Construction Supervisor is a party or by which it is bound.

     SECTION 5.3 Agreement is Legal and Authorized. This Agreement has been duly authorized by Construction Supervisor by all necessary corporate action (including any necessary action by its shareholders) and duly executed and delivered by it, and, assuming the due authorization, execution and delivery thereof by Owner, is a legal, valid and binding obligation of Construction Supervisor enforceable against it in accordance with its terms, except as certain rights and remedies as set forth herein may be limited by (a) bankruptcy, reorganization and similar laws of general application relating to or affecting the enforcement of creditors' rights and (b) general principles of equity.

     SECTION   5.4   Consents.   No  consent,  license,  approval   or
authorization of, or filing, registration or declaration with, or exemption or other action by, any governmental or public body, authority, bureau or agency (including courts) under the laws of the United States of America, the State of Delaware or of any other state is required in connection with the execution and delivery or performance by Construction Supervisor of this Agreement.

                           ARTICLE VI

                       EVENTS OF DEFAULT

     SECTION 6.1. Events of Default. If any one or more of the following events (each an "Event of Default") shall occur:

     (a) Construction Supervisor shall fail to make any payment required by the terms of this Agreement, including, without limitation, any payment required on account of Excess Costs or any payment required pursuant to Article IV hereof and such failure shall continue for two (2) Business Days;

     (b) the Performance Bond shall be rescinded, terminated or cease to be in full force and effect or either Surety shall assert, claim or take the position that the Performance Bond is rescinded, terminated or not in full force and effect or otherwise take any steps to rescind or terminate the Performance Bond or cause it not to be in full force and effect;

     (c) Construction Supervisor shall fail to observe or perform any term, covenant or condition (other than any covenant or condition as to which provision is otherwise made in this Section 6.1) of this Agreement and such failure shall remain uncured for a period of 30 days after the earlier of actual knowledge thereof by Construction Supervisor or the giving of written notice thereof by Owner; provided, however, no Event of Default shall be deemed to occur if such failure or breach remains capable of cure and Construction Supervisor shall have promptly commenced the cure of such failure or breach and continues to act with diligence to cure such failure or breach and such failure or breach is in fact cured no later than Completion of the Project;

     (d) any representation or warranty made by Construction Supervisor in this Agreement (or in any certificate or instrument executed in connection therewith) shall be untrue, inaccurate or misleading in any material respect;

     (e) Construction Supervisor shall generally fail to pay, or admit in writing its inability to pay, its debts as they become due, or shall voluntarily commence any case or proceeding or file any petition under any bankruptcy, insolvency or similar law or seeking dissolution, liquidation or reorganization or the appointment of a receiver, agent, custodian, liquidator or similar person for itself or a substantial portion of its property, assets or business or to effect a plan or other arrangement with its creditors, or shall file any answer admitting the jurisdiction of the court and the material allegations of any involuntary petition filed against it in any bankruptcy, insolvency or similar case or proceeding, or shall be adjudicated bankrupt, or shall make a general assignment for the benefit  of  creditors,  or shall consent  to,  or  acquiesce  in  the appointment of, a receiver, agent, custodian, liquidator or similar person for itself or a substantial portion of its property, assets or business, or action shall be taken by Construction Supervisor for the purpose of effectuating, authorizing or furthering any of the foregoing;

     (f) involuntary proceedings or an involuntary petition shall be commenced or filed against Construction Supervisor under any bankruptcy, insolvency or similar law or seeking the dissolution, liquidation or reorganization of such person or the appointment of a receiver, agent, custodian, liquidator or similar person for Construction Supervisor or of a substantial part of its property, assets or business, or any writ, judgment, warrant of attachment, execution or similar process shall be issued or levied against a substantial part of its property, assets or business, and such proceedings or petition shall not be dismissed or stayed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded, within 60 days after commencement, filing or levy, as the case may be;

     (g) any of the events set forth in the foregoing clauses (e) and (f) shall occur with respect to either of Builders and such event shall, in the reasonable judgement of RBFE or the Owner, materially and adversely affect the ability of either Builder to perform its obligations under the Construction Contract;

     (h) a material default by Builder occurs and is continuing under the Construction Contract and Construction Supervisor is not diligently pursuing the cure thereof or RBFE or the Owner determines in its reasonable discretion that such default is of a nature that it cannot be cured for Completion on or before the Outside Date;

     (i) Initial Acceptance of the Drilling Rig has not occurred on or before June 28, 2000; or

     (j) Completion of the Project has not occurred on or before the Outside Date;

then in any such event, Owner may, in addition to the other rights and remedies provided for in this Article immediately terminate the rights of the Construction Supervisor under this Agreement by giving Construction Supervisor written notice of such termination, and upon the giving of such notice, this Agreement shall terminate as to the rights of Construction Supervisor. The Owner may provide a copy of such notice to the Surety. If the Indenture Trustee, RBFE or the Owner has not made either of the conditional demands contemplated by
Section 4.3, the Indenture Trustee, RBFE or the Owner may demand in such notice that Construction Supervisor pay to the Collection Account, within thirty (30) days after the date of receipt of such notice, all accrued and unpaid amounts due pursuant to Section 4.1 and the second sentence of Section 4.2 and, to the extent not paid pursuant to Section 4.2, and pay to the Collection Account an amount equal to the Advance Payment Refund Amount together with the Liquidated Damages. In the event that the Indenture Trustee, RBFE or the Owner has made either of the conditional demands contemplated by
Section 4.3, Construction Supervisor shall pay the amounts described in the preceding sentence on the date specified in such demand consistent with Section 4.3.

     SECTION 6.2. Additional Remedies. (a) If an Event of Default shall have occurred and be continuing, Owner, RBFE and the Indenture Trustee shall have all rights and remedies available at law, equity or otherwise.

     (b) No failure to exercise and no delay in exercising any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy or power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided in this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

     SECTION 6.3. Owner's Right to Cure Event of Default. Owner or RBFE, without waiving or releasing any obligation owed to it or any Event of Default may (but shall be under no obligation to) remedy any Event of Default for the account of and at the sole cost and expense of Construction Supervisor. All funds advanced or out-of-pocket costs and expenses incurred in connection with such remedy, together with interest thereon at an annual rate of 12% from the date on which such sums or expenses are paid by Owner or RBFE, shall be paid by Construction Supervisor to the Owner or RBFE, as appropriate, on demand.

                              ARTICLE VII

                            INDEMNIFICATION

     SECTION 7.1. Construction Supervisor hereby assumes all liability for its services to be performed hereunder and under the Project Documents including payment of all fees for permits, studies and variances, whether performed by Construction Supervisor, by any contractor or subcontractor or any other entity performing the Project directly or indirectly for or under Construction Supervisor or any contractor or subcontractor.

     SECTION 7.2. Construction Supervisor acknowledges that it is a fundamental assumption of the Construction Supervisor and the
Indemnified Parties that the Indemnified Parties and all persons and entities associated with the Indemnified Parties should not incur any Claims or Losses (other than Claims and/or Losses to the extent caused by the Fault of such Indemnified Party or, with respect to a BTM Indemnitee (as defined below), other than with respect to Taxes, to the extent consisting of the Owner's obligations under Section 4.05 of the Supplemental Indenture), by reason of the execution and delivery of the Transaction Documents (as defined in the Supplemental
Indenture) and its or their participation in the transactions contemplated thereby (the Transaction Documents, the Project and the transactions contemplated thereby, herein collectively referred to as the "Transaction").

     SECTION 7.3. Therefore, in order to assure the continuing efficacy of the statements and fundamental assumptions described in
Section 7.1 and 7.2 above, in the face of the possibility of Claims or Losses being imposed on, asserted against, or incurred by the Indemnified Parties, the Construction Supervisor covenants that the Construction Supervisor shall, on a Current Basis and an After-Tax Basis, indemnify, protect, defend and hold harmless the Indemnified Parties from, against and in respect of, any and all Claims and/or Losses imposed on, incurred by or asserted against any Indemnified Party in any way relating to, resulting from or arising out of or in connection with, directly or indirectly, the Transaction (other than, with respect to any particular Indemnified Party, Claims and/or Losses to the extent caused by the Fault of such Indemnified Party and with respect to the Owner and its successors and assigns under the Supplemental Indenture (each a "BTM Indemnitee"), other than with respect to Taxes, to the extent consisting of the Owner's obligations under Section 4.05 of the Supplemental Indenture), whether caused by or arising in connection with the failure of the Construction Supervisor to fully perform its obligations under this Construction Supervisory Agreement or caused by or arising in connection with any other act, any failure to act, breach of any representations or warranty, any event or any other circumstance whatsoever pertaining to any person or entity, including, without limitation of the generality of the foregoing, any of the following:

        (a) any of the Transaction Documents (as defined in the Supplemental Indenture) and any other instruments or agreements entered into by any of the parties hereto in connection with the Transaction, and any amendment, supplement or modification of or to such Transaction Documents, instruments or agreements, the enforcement by any Indemnified Party of any of its rights under this Construction Supervisory Agreement, such Transaction Documents, instruments or agreements or any breach or failure to perform or observe, or other noncompliance with, any covenant or agreement or other obligation to be performed by any party to such Transaction Documents, instruments or agreements, or the incorrectness of any representation or warranty of any such party;


        (b) the Drilling Rig or any part or component thereof, including without limitation, (a) the manufacture, design, purchase, acceptance, nonacceptance or rejection, ownership, idling, laying up, documentation,
            redocumentation,       registration,       reregistration,
            deregistration, financing, refinancing, delivery, nondelivery, charter, subcharter, assignment, possession, use or non-use, operation, loading or unloading, maintenance, testing, repair, overhaul, condition, alteration, modification, addition, improvement, storage, seaworthiness, replacement, repair, sale, substitution, return, abandonment, redelivery or other disposition of the Drilling Rig or any part or any component thereof (including, in each case, latent or other defects, whether or not discoverable) and any claim for patent, trademark, or copyright infringement and all liabilities, obligations, losses, damages and claims in any way relating to or arising out of injury to persons, properties or the environment (including, without limitation, all Claims and Losses associated with remediation, response, removal, corrective action, clean-up, remedial action, treatment, compliance, restoration, abatement, containment, monitoring, sampling, investigation, the protection of wildlife and aquatic life and vegetation, the interference with or contamination of any wetland or body of water or aquifer, an any relevant mitigative action under any Environmental Law relating to the Drilling Rig and any Claims or Losses associated with the existence or presence of any Hazardous Substance at, in or under the Drilling Rig, or any part thereof, or the release, emission or discharge of any Hazardous Substance into the environment), or damages to or destruction of any natural resources, and strict liability in tort, (b) any claim or penalty arising out of violations of Applicable Law, (c) death or property damage of any person, and (d) any Liens in respect of the Drilling Rig or any part or any component thereof; and

       (c) Taxes other than Excluded Taxes.

Appendix A to this Construction Supervisory Agreement sets forth certain relevant definitions and procedures relating to this indemnity.

                         ARTICLE VIII

                         MISCELLANEOUS

     SECTION 8.1 Notices. All notices, consents, directions, approvals, instructions, requests, demands and other communications required or permitted by the terms hereof to be given to any person (collectively "Notices") shall be given in writing in and any such Notice shall be deemed given (i) when personally delivered, or (ii) three days after the date deposited in the United States mails, with proper postage prepaid, for first class certified mail, return receipt requested, or (iii) when signed for by the recipient, if delivered by overnight courier or express mail service, addressed as follows:

     if to Owner:    BTM Capital Corporation
                     125 Summer Street
                     Boston, MA 02110
                     Attention:  Senior Vice President - Administration

     if to RBFE:     RBF Exploration Co.
                     901 Threadneedle, Suite 200
                     Houston, Texas 77079

                     Attn:   President

     if to Construction Supervisor

                     RBF Exploration II Inc.
                     901 Threadneedle, Suite 200
                     Houston, TX 77079

                     Attn:  President

and in any case with a copy to the Surety at its address specified in the Performance Bond, or at such other address as either party hereto may from time to time designate by Notice duly given in accordance with the provisions of this Section 8.1 to the other party. No Notice shall be deemed effective until given to the Surety.

     SECTION  8.2  Successors and Assign; Third  Party  Beneficiaries.
(a) This Agreement shall be binding upon and inure to the benefit of Owner, RBFE, Construction Supervisor, the Indemnified Parties and their respective legal representatives, successors and permitted assigns. Each of the Owner and/or RBFE may assign its rights hereunder to the Indenture Trustee pursuant to the Trust Indenture, and the Indenture Trustee may assign such rights to the Surety in the circumstances contemplated by the Performance Bond. Except in connection with the exercise by the Surety of its rights to perform on behalf of Construction Supervisor pursuant to the Performance Bond, Construction Supervisor shall not assign its rights or obligations hereunder without the prior written consent of Owner, RBFE, Indenture Trustee and the Surety. In no event, however, may the Construction Supervisor assign its obligations under the indemnity provided in
Article VII hereof without the consent of the Indenture Trustee, the Surety and the Owner, which may be withheld in its sole discretion.

     (b) The Owner shall have the right to assign its rights hereunder to an Affiliate of the Owner (and such Affiliate shall be bound by all of the terms and provisions of this Agreement as if it were the Owner hereto) and, in the event of the Owner exercises its Put Option under and as defined in the Sale and Funding Agreement, it shall assign its rights hereunder to RBFE or an Affiliate of RBFE (as directed by RBFE).

     (c) Indenture Trustee, RBFE and each party providing financing to RBFE and/or the Owner in connection with the Project (including, without limitation, each Note Holder and Credit Support Party, as such terms are defined in the Trust Indenture) and Surety is an intended third party beneficiary of this Agreement. Indenture Trustee and/or RBFE shall each have the right, but not the obligation, in its sole judgment and discretion, from time to time, but subject to the terms of this Agreement, to make demand for performance and to proceed against Construction Supervisor for the performance of any of its obligations hereunder, and/or, subject to Section 3.2(d) above, to proceed from time to time against Owner for the performance of any such obligations, as Indenture Trustee, in its sole discretion, may determine. In addition, each Indemnified Party is an intended third party beneficiary of the indemnity provided in Article VII hereof and may enforce the same directly.

     (d) Monetary damage recoveries for claims made hereunder by the Owner, RBFE and/or the Indenture Trustee shall be without duplication.

     SECTION 8.3 GOVERNING LAW. (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT (INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE) SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT EXCLUDING (TO THE MAXIMUM EXTENT PERMITTED BY
LAW) ALL OTHER RULES RELATING TO CHOICE OF LAW, CHOICE OF FORUM OR CONFLICT OF LAWS).

     (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN NEW YORK COUNTY, OR THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF OWNER, RBFE AND CONSTRUCTION SUPERVISOR HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH OF OWNER, RBFE AND CONSTRUCTION SUPERVISOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THE SUBMISSION TO JURISDICTION IS NON-EXCLUSIVE AND DOES NOT PRECLUDE ANY PERSON FROM OBTAINING JURISDICTION OVER OTHER PARTIES IN ANY COURT OTHERWISE HAVING JURISDICTION.

     (c) EACH OF OWNER, RBFE AND CONSTRUCTION SUPERVISOR HEREBY IRREVOCABLY DESIGNATES CAPITOL SERVICES, INC. LOCATED AT 40 COLVIN STREET, SUITE 200, ALBANY, NEW YORK 12206, AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, FOR AND ON ITS BEHALF, SERVICE OF PROCESS IN
SUCH JURISDICTION IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT. IT IS UNDERSTOOD THAT A COPY OF SUCH PROCESS SERVED ON SUCH AGENT WILL BE PROMPTLY FORWARDED BY OVERNIGHT COURIER TO OWNER, RBFE AND CONSTRUCTION SUPERVISOR AT ITS ADDRESS SET FORTH HEREIN, BUT THE FAILURE OF TO RECEIVE SUCH COPY SHALL NOT AFFECT IN ANY WAY THE SERVICE OF SUCH PROCESS. EACH OF OWNER, RBFE AND CONSTRUCTION SUPERVISOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO CONSTRUCTION SUPERVISOR AT ITS SAID ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING.

     (d) NOTHING HEREIN SHALL AFFECT THE RIGHT OF OWNER, RBFE OR INDENTURE TRUSTEE OR ANY OTHER PERSON TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST CONSTRUCTION SUPERVISOR IN ANY OTHER JURISDICTION.

     (e) OWNER, RBFE AND CONSTRUCTION SUPERVISOR EACH HEREBY (I) IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN; (II) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (III) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OF COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (IV) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION.

     SECTION 8.4 No Waiver; Amendments. No failure on the part of Owner, RBFE or Indenture Trustee or any of their respective agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Owner, RBFE or Indenture Trustee or any of their respective agents of any right, power, or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or remedy. This Agreement may not be amended, modified or any material terms hereof waived without the express written consent of the Indenture Trustee and the Surety.

     SECTION 8.5 Counterparts. This Agreement may be executed in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same agreement.

     SECTION 8.6 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 8.7 Headings and Table of Contents. The headings and table of contents contained in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     SECTION  8.8  Non-Petition Covenant. Each of the  Owner  and  the
Construction Supervisor hereby agrees that until the 368th day following payment in full of any and all Notes (as defined in the Trust Indenture), neither the Owner nor the Construction Supervisor will institute, and neither the Owner nor the Construction Supervisor will join with others in instituting, any involuntary bankruptcy or analogous proceeding against RBFE under any bankruptcy, reorganization, receivership or similar law, domestic or foreign, as now or hereafter in effect.

     SECTION 8.9 August 12, 1999 Construction Supervisory Agreement Superseded. This Agreement supercedes and replaces in its entirety that certain Construction Supervisory Agreement dated August 12, 1999, by and between RBFE as "Owner" and RBF Exploration II Inc., as "Construction Supervisor" which prior agreement is terminated and of no further force or effect as of the date hereof. In this connection the Construction Supervisor and RBFE each represent to the other and to the Owner that no amounts under the Original CSA are owed by either the Construction Supervisor or RBFE to the other, no default has occurred under the Original CSA, no requisitions for advance have been submitted to the Indenture Trustee which are unfunded and outstanding at this time, no other claim exists between the Construction Supervisor and RBFE and there have been no amendments or modifications to the Original CSA prior to the date of its replacement by this Agreement.


          [remainder of page intentionally left blank]


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                   BTM CAPITAL CORPORATION

                                   By:_________________________
                                      Name:
                                      Title:


                                   RBF EXPLORATION CO.

                                   By:_________________________
                                      Name:
                                      Title:


                                   RBF EXPLORATION II INC.

                                   By:_________________________
                                      Name:
                                      Title:


                            SCHEDULE A

                        Insurance Requirements

          (a) All Risk Property Insurance. Upon delivery to Owner of the Drilling Rig under the Construction Contract, Construction Supervisor shall, on behalf of Owner, keep the Drilling Rig insured, in lawful money of the United States, against all such risks (including without limitation, hull and machinery/increased value, protection and indemnity risk, pollution liability, war risks (when available) and, when laid up, port risk insurance, as well as such excess policies over and above protection and indemnity and general liability coverage which shall represent collective limits of not less than $400,000,000), in such form and with such insurance companies or underwriters as required under paragraph (c) as shall be at least as protective as insurance maintained by prudent owners of vessels and equipment similar to the Drilling Rig, engaged in international contract offshore oil and gas operations, and in any event all as reasonably acceptable to Indenture Trustee and the Owner and RBFE and, so long as the Performance Bond is outstanding or amounts are due to the Surety as a result of payments made by it thereunder, the Surety and in compliance with the SDDI Contract. Without limiting the generality of the foregoing, with respect to hull and machinery/increased value insurance, including war risk (when available), the Construction Supervisor shall insure the Drilling Rig for an amount which is at least equal to the actual value of the Drilling Rig, but in no event less than $275,000,000. Such insurance shall cover marine and war risk perils, on hull and machinery, with per occurrence deductibles not in excess of $1,000,000 and shall be maintained in the broadest forms reasonably available in the American and British insurance markets. The Construction Supervisor shall on behalf of Owner and RBFE maintain protection and indemnity (or its equivalent) insurance, including war risk protection and indemnity (or its equivalent) coverage and coverage against pollution liability in an amount not less than $400,000,000 (or such greater amount as may be required from time to time under Oil Pollution Act of 1990 or other environmental laws). All of the foregoing insurance shall have a per occurrence deductible not to exceed $1,000,000 and be placed through such underwriters or associations as specified in clause (d) below. The Drilling Rig shall not operate in or proceed into any area then excluded by trading warranties under its marine or war risk policies (including protection indemnity or its equivalent) without satisfying the conditions of the relevant policies, evidence of which shall be furnished to Indenture Trustee and, so long as the Performance Bond is outstanding or amounts are due to the Surety as a result of payments made by it thereunder, the Surety.

          (b) Liability; Workers' Compensation. Construction Supervisor on behalf of Owner and RBFE shall maintain at all times such worker's compensation, employer's liability, and longshoreman and harbor worker's insurance as shall be required by applicable law. Such policies shall provide that any loss under such insurance may be paid directly to the entity to whom any liability covered by such policies has been incurred.

          (c) Payment Provisions. All payments made under policies of insurance maintained under this Section shall be applied as set forth in Section 5.2 of the Trust Indenture.

          (d) Insurers. All insurance required under this Schedule A shall be placed and kept with such insurance companies, Lloyd's Syndicates, underwriters' associations, protection and indemnity clubs or underwriting funds as are reputable, generally recognized within the industry, and (i) in the case of hull and machinery insurance, rated by either Standard & Poors Rating Services, a division of the McGraw Hill Companies, Inc. ("S&P"), Moody's Investors Services, Inc. ("Moody's) or Duff & Phelps Credit Rating Co. ("Duff") with at least the equivalent to an S&P rating of BBB (and with at least 75% of the companies, determined by dollar amount of policy coverage, rated by S&P, Duff or Moody's with at least the equivalent to an S&P rating of
A) or, if not rated by S&P, Duff or Moody's then rated "excellent" or better by A.M. Best, and (ii) in the case of protection and indemnity risk insurance, rated by either S&P, Duff or Moody's with at least the equivalent to an S&P rating of BBB.

          (e) Taking by United States. During the continuance of a taking, requisition or charter of the use of the Drilling Rig by any governmental body of the United States of America, the provisions of this Schedule A shall be deemed to have been complied with in all respects as to the Drilling Rig if the United States Government or any such governmental body shall have agreed (i) to reimburse Owner, RBFE and Indenture Trustee for loss or damage resulting from the risks indicated in paragraphs (a) and (b) of this Schedule A, or (ii) that Owner, RBFE and Indenture Trustee shall be entitled to just compensation therefor. In the event of any taking, requisition, charter or loss of the Drilling Rig contemplated by this paragraph
(e), Construction Supervisor shall promptly furnish to Indenture Trustee a sworn certificate of an officer of Construction Supervisor stating that such taking, requisition, charter or loss has occurred and, if there shall have been a taking, requisition or charter of the Drilling Rig, that the United States Government or governmental body has agreed (i) to reimburse Owner, RBFE and the Indenture Trustee for loss or damage resulting from the risks indicated in the above-mentioned paragraphs (a) and (b) or (ii) that Indenture Trustee, Owner or RBFE, as the case may be, is entitled to just compensation therefor.

          (f) Mortgage Provisions. All insurance required under this Schedule A shall be taken out in the name of Owner or on its behalf by an Affiliate of Construction Supervisor and RBFE, the Indenture Trustee and each Note Holder and the Sureties shall be named as an additional insured under all liability policies (other than workers' compensation and similar insurance), and RBFE, the Indenture Trustee and, so long as the Performance Bond is outstanding or amounts are due to the Surety as a result of payments made by it thereunder, the
Surety,  shall  be  named as the loss payees, as their  interests  may appear, under all physical damage policies with respect to the Drilling Rig for any loss in excess of $5,000,000 or, after the occurrence and during the continuation of any Event of Default, any loss. All policies for such insurance shall also provide that (i) there shall be no recourse against Owner (or its assignee), RBFE, the Indenture Trustee or any Note Holder or any loss payee or additional insured for the payment of premiums or commissions, (ii) if such policies provide for the payment of club calls, assessments or advances, there shall be no recourse against Owner (or its assignee), RBFE, the Indenture Trustee or any Note Holder or any loss payee or additional insured for the payment thereof. All policies shall provide that the insurers shall provide to Owner (or its assignee), RBFE, the Indenture Trustee and each Note Holder and any loss payee and additional insured, as the case may be, 30 days prior notice of any material change in the coverage of such insurance as well as ten
(10) days prior written notice of any cancellation of such insurance in the event of non-payment of premiums and seven (7) days prior written notice of any cancellation of such insurance for war risk.

          (g) Compliance. Construction Supervisor shall not do any act, nor permit any act to be done, whereby any insurance required by this Schedule A shall or may be suspended, impaired or defeated, or permit the Drilling Rig to engage in any voyage, to engage in any activity or to carry any cargo not permitted under the policies of insurance then in effect without first procuring comparable insurance for such voyage, activity or the carriage of such cargo.

          (h) Policies. Construction Supervisor, upon execution of this Agreement, shall deliver to Owner, Indenture Trustee and Surety certificates of insurance, evidencing the insurance maintained under this Schedule A. Construction Supervisor, upon the request of Owner or the Indenture Trustee, will promptly deliver to Owner or the Indenture Trustee true copies of such policies.

          (i) Opinion and Certificates. On the date hereof, and on each anniversary and each material change in coverage, Construction Supervisor shall promptly furnish or cause to be furnished to Indenture Trustee and, at all time on and after the date hereof when the Performance Bond is outstanding or amounts are due to the Surety as a result of payments made by it thereunder, the Surety, a detailed certificate or opinion (signed by a reputable insurance broker) as to the insurance maintained by Construction Supervisor pursuant to this Schedule A, specifying the respective policies of insurance covering the same and attaching certificates of confirmation evidencing the same and stating with regard to the insurance maintained by Construction Supervisor pursuant to this Schedule A the amounts, deductibles, and the risks against which such insurance is issued.

          (j) Obligation to Collect. Construction Supervisor shall, at no cost or expense to Owner, have the duty and responsibility to make all proofs of loss and take any and all other steps necessary as a prudent owner or as reasonably directed by Owner to effect collections from underwriters for any loss under any insurance on or in respect of the Drilling Rig or the operation thereof.

          (k) Mortgage. The rights and obligations of Construction Supervisor and Owner with respect to insurance shall be subject to such other terms and conditions as shall be contained in the mortgage described in Section 2.5(r)(ii) hereof, and in the event of any inconsistency between the terms of this Exhibit A and the terms of such mortgage, the terms of such mortgage shall take precedence.



                           EXHIBIT A

                    Form of Performance Bond



                           APPENDIX A

          CERTAIN INDEMNITY DEFINITIONS AND PROCEDURES

     "Applicable Law" shall mean, without limitation, all applicable laws and treaties, and judgments, decrees, injunctions, within any court, arbitration board, governmental entity and rules, regulations, consents, licenses and permits of any governmental entity.

          "After-Tax Basis" shall mean, with respect to any payment to be received by an Indemnified Party, the amount of such payment (the base payment) supplemented by a further payment (the additional payment) to such Indemnified Party so that the sum of the base payment plus the additional payment shall after deduction of the amount of all federal, state, local and foreign income Taxes required to be paid by such Indemnified Party in respect of the receipt or accrual of the base payment and the additional payment (taking into account any reduction in such income Taxes resulting from Tax benefits realized or to be realized by the recipient in the taxable year of the payment as a result of the payment or the event giving rise to the payment) be equal to the amount required to be received. Such calculations shall be made on the basis of the highest applicable Federal income tax statutory rate applicable to corporations for all relevant periods and at the highest applicable statutory income tax rates applicable to corporations in the state, local and foreign taxing jurisdiction applicable to the Transactions for all relevant periods and shall take into account the deductibility of state, local and foreign income taxes, or crediting of foreign income taxes, for Federal income tax purposes. A certificate as to additional amounts payable to an Indemnified Party submitted by such Indemnified Party to the Construction Supervisor shall show in reasonable detail the additional amount payable and the calculations used to determine in good faith such amount and shall be deemed prima facie correct.

     "Claim"  shall  mean  any  liability   (including  in  respect of
negligence (whether passive or active or other torts), strict or absolute liability in tort or otherwise, warranty, latent or other defects (regardless of whether or not discoverable), statutory liability, property damage, bodily injury or death), obligation, loss, settlement, damage, penalty, claim, action, suit, proceeding (whether civil or criminal), judgment, penalty, fine and other legal or administrative sanction, judicial or administrative p roceeding, cost, expense or disbursement, including reasonable legal, investigation and expert fees, expenses and reasonable related charges, of whatsoever kind and nature.

          "Current Basis", when used herein with respect to an indemnity obligation of the Construction Supervisor, shall mean the payment, fulfillment or discharge of such obligation promptly upon the Construction Supervisor's having been notified by an Indemnified Party of an actual or potential Loss or Claim with respect to such Indemnified Party and the Transaction, without regard to the issue of the possible Fault of such Indemnified Party.

     "Excluded Taxes" shall mean, with respect to any particular Indemnified Party, any Taxes imposed by any United States federal, state or local government based on or measured by the amount of capital, net worth and net or gross income or receipts attributable to fees or other compensation that such Indemnified Party receives from the Construction Supervisor or any Affiliate of the Construction Supervisor in connection with the Transaction, except (i) any state or local income Taxes (other than those imposed by the jurisdiction of the place of business of the Indemnified Party) of the foregoing nature to the extent imposed as a result of the such Indemnified Party's participation in the Transaction or (ii) any withholding Taxes (in both cases, including any penalties, interest additions to tax or other costs or expenses applicable in connection therewith).

     "Fault", when used with respect to an Indemnified Party and a Loss or Claim to which an Indemnified Party would, but for the occurrence of Fault, be entitled to be indemnified hereunder, shall mean the gross negligence or wilful misconduct of such Indemnified Party in the performance of such Indemnified Party's obligations under the Transaction Documents to which such Indemnified Party is a party as expressly judicially determined in the final judgment of a court having jurisdiction over such Indemnified Party and the relevant subject matter as to which gross negligence or wilful misconduct has been alleged, such judgment being final and being or having become subject to no further appeals therefrom (provided that if such court is the U.S. District Court for the Southern District of New York, a final judgment of such court even though such judgment is subject to appeal, it being understood that if such judgment is reversed or vacated on such appeal, "Fault" shall be deemed not to have been adjudged by such District Court), but only to the extent that such adjudged gross negligence or wilful misconduct was the cause of such Loss and Claim.

          "Hazardous Substances" means (a) any substance (i) defined as a "hazardous substance under the federal Comprehensive Environmental Response, Compensation and Liability Act, or (ii)
regulated   as   a  "hazardous  waste"  under  the  federal   Resource
Conversation and Recovery Act, (b) any petroleum product, (c) any asbestos-containing material, (d) polycholorinated biphenyls, (e) "source material", "byproduct material" and "special nuclear material", regulated under the Atomic Energy Act, and (f) any substance regulated as a hazardous air pollutant, and, to the extent not included in any of the foregoing, any substance in any form whatsoever (including products) regulated, restricted or controlled by or under any Environmental Law.

     "Loss" shall mean any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements, including legal fees and expenses of whatever kind and nature.

          "Taxes" shall mean all fees, taxes (including without limitation sales taxes, use taxes, stamp taxes, value-added taxes, ad valorem taxes and property taxes (personal and real, tangible and intangible) and taxes imposed on, based on or measured by capital, net worth, and net or gross income or receipts), levies, assessments, withholdings and other charges and impositions of any nature, plus all related interest, penalties, fines and additions to tax, now or hereafter imposed by any federal, state, local or foreign government or other taxing authority.

                          ARTICLE 2.

               Certain Indemnification Procedures

     Section 2.1. Full Payment. All indemnity amounts payable to any Indemnified Party by the Construction Supervisor under the Indemnity (as hereinafter defined) shall be paid in full without set-off or counterclaim.

     Section 2.2. Notices. If any Indemnified Party hereunder has actual knowledge of any Losses hereby indemnified against, it shall give prompt written notice thereof to the Construction Supervisor (including, without limitation, copies of any notices received from any taxing authority with respect to any Tax that is subject to indemnification hereunder) and if the Construction Supervisor has knowledge of any Losses or the assertion of any Claims hereby indemnified against, it shall give prompt written notice thereof to the relevant Indemnified Party. Notwithstanding the foregoing, the failure of any Indemnified Party to promptly notify the Construction Supervisor as provided in this Section 2.2, shall not release the Construction Supervisor from any of its obligations to indemnify such Indemnified Party hereunder.

     Section 2.3. Losses or Claims Other Than Taxes. In the case of the indemnification provided under Article VII of the Construction Supervisory Agreement (the "Indemnity") for Losses or Claims other than with respect to indemnification for Taxes, the following shall apply.

          (a)  Notice of Proceedings; Defense of Claims; Limitations.

               (i) In case any action, suit or proceeding shall be brought against any Indemnified Party for which the Construction Supervisor is responsible under the Indemnity, such Indemnified Party shall promptly notify the Construction Supervisor of the commencement thereof (provided that the failure to so provide such notice shall not relieve the Construction Supervisor from any liability which it may have to an Indemnified Party pursuant to the Indemnity) and the Construction Supervisor may, at its cost and expense, participate in and to the extent that it shall wish (subject to the provisions of the following paragraph), assume and control the defense thereof, with counsel reasonably satisfactory to such Indemnified Party and, subject to Clause
     (iii), settle or compromise the same.

               (ii)     the  Construction Supervisor or its insurer(s)
     shall have the right, at its or their cost and expense, to investigate or, if the Construction Supervisor and its insurer(s) shall agree not to dispute liability hereunder or under any insurance policies pursuant to which coverage is sought, defend, or participate in the defense of, any action, suit or proceeding, with counsel reasonably satisfactory to the relevant Indemnified Party, relating to any Losses for which indemnification is sought pursuant to the Indemnity, and each Indemnified Party shall cooperate, at the cost and expense of the Construction Supervisor, with the Construction Supervisor or its insurer(s) with respect thereto; provided, that the Construction Supervisor shall not be entitled to control the defense of any such action, suit or proceeding (a) unless the Construction Supervisor shall have acknowledged in writing its obligation to indemnify such Indemnified Party in respect thereof (without prejudice to the Construction Supervisor's right to assert the Fault of the Indemnified Party), or (b) if in the reasonable judgment of any Indemnified Party, any such action, suit or proceeding with respect to such Losses could have a material adverse impact on the business of such Indemnified Party or involve the potential imposition of criminal liability on such Indemnified Party or involve a conflict of interest between such Indemnified Party and the Construction Supervisor. In connection with any such action, suit or proceeding being controlled by the Construction Supervisor, such Indemnified Party shall have the right to participate therein, at its sole cost and expense, with counsel of its choice. The Construction Supervisor shall supply the Indemnified Party with such information reasonably requested by each Indemnified Party as is necessary or advisable for such Indemnified Party to control or participate in any proceeding to the extent permitted by this Section 2.3. Nothing contained in this Section 2.3 shall be deemed to require an Indemnified Party to contest any Loss or to control any action, suit or proceeding with respect thereto.

               (iii) Provided that the Construction Supervisor is not in default of its obligations under the Indemnity, an Indemnified Party shall not enter into a settlement or other compromise with respect to any Losses for which indemnification is sought hereunder without the prior written consent of the Construction Supervisor, which consent shall not be unreasonably withheld or delayed, unless such Indemnified Party waives its right to be indemnified with respect to such Losses under this
     Section 2.3. The Construction Supervisor shall not enter into a settlement or other compromise with respect to any Losses absent the giving to such Indemnified Party of prior written notice of such settlement or compromise, and the Construction Supervisor will not enter into such a settlement or other compromise absent such Indemnified Party prior written consent, which consent shall not be unreasonably withheld or delayed unless if in the reasonable judgment of such Indemnified Party, such settlement or compromise could have a material adverse impact on the business of such Indemnified Party or involve the potential imposition of criminal liability on such Indemnified Party; provided that such consent shall not be required if such settlement or compromise provides for the total and irrevocable release of such Indemnified Party with respect to all claims relating to such Losses without admission of any liability of such Indemnified Party with respect to such Losses and imposes no conditions or restrictions upon such Indemnified Party.

               (iv) In any circumstance in which the Construction Supervisor shall not be entitled to control the defense of any action, suit or proceeding described above, or compromise or settle any Losses, the Construction Supervisor shall have the right to participate therein, at its sole cost and expense, with counsel reasonably acceptable to the involved Indemnified Party; provided, that the Construction Supervisor's participation shall not interfere in any way with the defense of such case or the overall strategy for the contesting thereof; provided, further, that nothing in this subparagraph (iv) shall prevent the Construction Supervisor from bringing its own separate cause of action to the extent permitted by Applicable Law.

          (b) Information. The Construction Supervisor will provide the relevant Indemnified Party with such information not within the control of such Indemnified Party, as is in the Construction Supervisor's or any of its Affiliates' control or is reasonably available to the Construction Supervisor or such Affiliate, which such Indemnified Party may reasonably request and will otherwise cooperate with such Indemnified Party so as to enable such Indemnified Party to fulfill its obligations under this Section 2.3. The Indemnified Party shall, at the Construction Supervisor's cost and expense, supply the Construction Supervisor with such information not within the control of the Construction Supervisor, as is in such the Construction Supervisor's control or is reasonably available to such Indemnified Party, which the Construction Supervisor may reasonably request to control or participate in any proceeding to the extent permitted by
Section 2.3.

          Section 2.4. Losses or Claims With Respect to Taxes. In the case of the indemnification provided under the Indemnity for Losses or Claims with respect to indemnification for Taxes, the following shall apply.

          (a) Payment. Each payment shall be paid either (i) when due directly to the applicable taxing authority by the Construction Supervisor if it is permitted to do so, or (ii) where direct payment is not permitted, and with respect to gross up amounts, in immediately available funds to the Indemnified Party by the later of (A) 5 days following the Construction Supervisor's receipt of the Indemnified Party's written demand for the payment or (B) in the case of any Indemnified Party demand for which the Construction Supervisor has requested review and determination pursuant to paragraph (b) below, the completion of such review and determination; provided, however, in no event later than the date which is five Business Days prior to the date on which such Taxes are required to be paid to the applicable taxing authority.

          (b) Independent Examination. Within 5 days after the Construction Supervisor receives any request for any Indemnified Party payment with respect to Taxes (other than in the case of payments to be made on an After-Tax Basis) from the Indemnified Party, the
Construction Supervisor may request in writing that an independent public accounting firm selected by the Indemnified Party and reasonably acceptable to the Construction Supervisor review and determine on a confidential basis the amount of any Indemnified Party payment by the Construction Supervisor to the Indemnified Party pursuant to this Section 2.4. The Indemnified Party shall cooperate with such accounting firm and supply it with all information reasonably necessary for the accounting firm to conduct such review and determination (but not tax returns and books); provided that such accounting firm shall agree in writing in a manner satisfactory to the Indemnified Party to maintain the confidentiality of such information. The fees and disbursements of such accounting firm will be paid by the Construction Supervisor.

          (c) Tax Benefit. If, as the result of any Taxes paid or indemnified against by the Construction Supervisor under the Indemnity, the aggregate Taxes actually paid by the Indemnified Party for any taxable year and not subject to indemnification pursuant to the Indemnity are less (whether by reason of a deduction, credit, allocation or apportionment of income or otherwise) than the amount of such Taxes that otherwise would have been payable by such Indemnified Party (a "Tax Benefit"), then to the extent such Tax Benefit was not taken into account in determining the amount of indemnification payable by the Construction Supervisor, such Indemnified Party shall pay to the Construction Supervisor the lesser of (A) (y) the amount of such Tax Benefit, plus (z) an amount equal to any United States federal, state or local income tax benefit resulting to the Indemnified Party from the payment under clause (y) above and this clause (z) (determined using the same assumptions as set forth in the second sentence under the definition of After-Tax Basis) and (B) the amount of the Indemnified Party payment giving rise to such Tax Benefit. If it is subsequently determined that the Indemnified Party was not entitled to such Tax Benefit, the portion of such Tax Benefit that is required to be repaid or recaptured will be treated as Taxes for which the Construction Supervisor must indemnify the Indemnified Party pursuant to the Indemnity. Notwithstanding anything to the contrary herein, the Indemnified Party shall determine the allocation of any tax benefits, savings, credit, deduction or allocation in its sole discretion to be exercised in good faith and each position to be taken on its tax return shall be in its sole control and it shall not be required to disclose any tax return or related documentation to any Person.

          (d) Refund. If the Indemnified Party obtains a refund or credit of all or part of any Taxes paid, reimbursed or advanced by the Construction Supervisor pursuant to the Indemnity, the Indemnified Party promptly shall pay to the Construction Supervisor (x) the amount of such refund or credit (net of any Tax payable by the Indemnified Party as a result of the receipt or accrual of such refund or credit) plus (y) an amount equal to any United States federal, state or local income tax benefit realized by such Indemnified Party by reason of such payment to the Construction Supervisor (determined using the same assumptions as set forth in the second sentence under the definition of After-Tax Basis); provided that the amount payable to the Construction Supervisor pursuant to this sentence shall not exceed the amount of the Indemnified Party payment in respect of such refunded or credited Taxes that was made by the Construction Supervisor. If it is subsequently determined that the Indemnified Party was not entitled to such refund or credit, the portion of such refund or credit that is required to be repaid or recaptured will be treated as Taxes for which the Construction Supervisor must indemnify the Indemnified Party pursuant to Indemnity.

          (e) Reports. If any report, statement or return is required to be filed by the Indemnified Party with respect to any Tax that is subject to indemnification under the Indemnity, the Construction Supervisor will (1) notify the Indemnified Party in writing of such requirement not later than 30 days prior to the date such report, statement or return is required to be filed (determined without regard to extensions) and (2) either (y) unless directed by the Indemnified Party otherwise, if permitted by applicable law, prepare such report, statement or return for filing by the Construction Supervisor, send a copy of such report, statement or return to the Indemnified Party and timely file such report, statement or return with the appropriate taxing authority, or (z) in all other cases, prepare and furnish to such the Indemnified Party not later than 30 days prior to the date such report, statement or return is required to be filed (determined without regard to extensions) a proposed form of such report, statement or return for filing by the Indemnified Party.

          Each of the Indemnified Party and the Construction Supervisor, as the case may be, will timely provide the other, at the Construction Supervisor's expense, with all information in its possession that the other party may reasonably require and request to satisfy its tax filing obligations. the Construction Supervisor
(A) shall hold each Indemnified Party harmless on an After-Tax Basis from and against all liabilities arising out of any insufficiency or inaccuracy of any report, statement or return and (B) shall indemnify each Indemnified Party for all liabilities, costs and expenses (including reasonable attorneys', accountants' and other professional fees for tax related filings or reviews) of such Indemnified Party with respect to all returns, reports or statements to which this
Section 2.4 applies.